UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 10, 2014
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas (Address of Principal Executive Offices)	77025 (Zip Code)

(800) 579-2302
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(d)	Appointment of Directors
The Board of Directors of Stage Stores, Inc. (the "Company") appointed Elaine D. Crowley to the Board effective June 10, 2014. Her appointment brought the Board’s membership to ten Directors. Ms. Crowley, an independent Director, has been named to serve on the Board’s Audit Committee and its Corporate Governance and Nominating Committee.
Since September 2008, Ms. Crowley, age 55, has been the Liquidation Trustee for the Bombay Liquidation Trust, headquartered in Fort Worth, Texas, which oversees the liquidation of The Bombay Company, Inc., where she has served as Senior Vice President, Chief Financial Officer and Treasurer since February 2002. From August 2010 to September 2012, she served as Executive Vice President and Chief Financial Officer for Mattress Giant Corporation, headquartered in Addison, Texas. From August 2008 to August 2010, Ms. Crowley served as Executive Vice President and Chief Financial Officer and Senior Vice President, Controller and Chief Accounting Officer/CFO for Michaels Stores, Inc., headquartered in Irving, Texas.
As an independent Director, Ms. Crowley will be entitled to receive the following compensation:

Item of Compensation	Amount
Annual Retainer	$60,000
Special Board Meeting Fee	$1,500
Committee Meeting Fees
Regular	$1,500
Special	$1,500
Initial Grant	(1)
_______________________________
(1) Upon a Director’s initial appointment, the Director is granted restricted shares of the Company’s common stock valued at $100,000 based on the closing price of the Company’s stock on the date of his or her appointment, but pro-rated for the number of months the Director will serve until the next Annual Meeting of Shareholders (the “Initial Grant”). Since Ms. Crowley will serve a full term of twelve months until the 2015 Annual Meeting of Shareholders, she was granted restricted shares of the Company’s common stock valued at $100,000. The closing price of the Company’s common stock on June 10, 2014, the date Ms. Crowley was appointed to the Board, was $ 19.40. Therefore, Ms. Crowley’s Initial Grant was 5,155 restricted shares. The Initial Grant will vest, on a cliff basis, on the earliest of (i) one year from the date of grant, or (ii) the 2015 Annual Meeting of Shareholders.
On June 16, 2014, the Company issued a News Release announcing that Ms. Crowley had been appointed to the Company's Board of Directors. A copy of the News Release is attached to this Form 8-K as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

24	Power of Attorney: Director (Elaine D. Crowley - Section 16 Filer).

99	News Release issued by Stage Stores, Inc. on June 16, 2014 announcing that Diane Crowley had been appointed to the Company's Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

June 16, 2014	/s/ Richard E. Stasyszen
(Date)	Richard E. Stasyszen
Senior Vice President, Finance and Controller